Brown Advisory Sustainable Bond Fund Class/Ticker: Institutional Shares / (Not Available for Sale) Investor Shares / BASBX Advisor Shares / (Not Available for Sale)
Summary Prospectus | October 31, 2017

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brownadvisoryfunds.com/resources.html. You may also obtain this information at no cost by calling 800-540-6807. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Brown Advisory Sustainable Bond Fund (the “Fund”) seeks to provide a competitive total return consistent with preservation of principal while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee (as a % of amount redeemed on shares held for 14 days or less)	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged on shares held for 14 days or less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.05%	0.05%
Other Expenses(1)	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.65%	0.70%	0.95%
Fee Waiver and/or Expense Reimbursement(3)	-0.09%	-0.09%	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.56%	0.61%	0.81%
(1)  “Other Expenses” are estimated for the current fiscal year.
(2) “Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds, and they are based on estimated amounts for the current fiscal year.
(3) The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end or contingent deferred sales loads, taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for Institutional Shares, Investor Shares and Advisor Shares to 0.55%, 0.60% and 0.80%, respectively, of the Fund’s average daily net assets through October 31, 2018. The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days written notice to the Adviser. The contractual waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations or the limitation in place at the time the reduction was originally made and the reimbursement is made within three years after the date on which the Adviser incurred the expense.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$57	$199
Investor Shares	$62	$215
Advisor Shares	$83	$289

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  No portfolio turnover rate is provided for the Fund because the Fund had not completed its first fiscal year as of the date of this Prospectus.

Principal Investment Strategies
Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus borrowings for investment purposes) in either fixed income securities of issuers that satisfy the Fund’s ESG criteria or in securities where the use of the proceeds satisfy the Fund’s ESG criteria.  This 80% investment policy is non-fundamental and may be changed without the vote of shareholders. Shareholders will receive 60 days’ prior written notice of any changes to the Fund’s 80% investment policy.  The Fund may invest in corporate fixed income securities, mortgage-backed and asset-backed securities, U.S Government securities and securities issued by foreign entities including foreign-sponsored governmental agencies.  The fixed income securities in which the Fund may invest may also include municipal securities issued by states, U.S. territories and possessions, general obligation securities and revenue securities.  The foregoing may include municipal lease obligations and insured municipal securities.  The Fund may also invest in other investment companies that invest in similar fixed income securities and the Fund may count such holdings towards the Fund’s 80% investment policy.  The Fund may also engage in “To Be Announced” transactions.  Certain of the fixed income securities that the Fund may invest in are often commonly referred to as “Green Bonds”.

The Fund invests in fixed income securities that primarily have a maturity that is between 0 and 30 years and are rated in the top four rating categories of a Nationally Recognized Statistical Rating Organization, or unrated and deemed to be of comparable quality by the Adviser.  Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 6 and 11 years and an average duration of 3 to 7 years.  Duration is a measurement of price sensitivity to interest rate changes.

The Fund may invest up to 20% of its assets in high-yield securities (“junk bonds”), which are speculative in nature.  The Fund may invest in securities denominated in non-U.S. currencies.  The Fund may also invest in bank loans.

The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, options on futures and credit default swaps. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These positions may also be used to manage interest rate risk or to create synthetic exposure to particular credits.  Investments in derivatives may be counted towards the Fund’s 80% investment policy if they have economic characteristics similar to the other investments that are included in the Fund’s 80% investment policy. The Fund utilizes environmental, social and governance (ESG) analysis in connection with its investments in fixed-income securities.  The Fund will invest primarily in securities of issuers where the use of proceeds exhibit one or more of the following:
•	Have strong environmental factors, including performance on critical environmental impacts;
•	Apply extensive sustainability criteria throughout their supply chains;
•	Minimize risks to air, water and public health;
•	Act as socially responsible companies in the communities in which they operate;
•	Have strong governance and labor practices;
•	Are environmental innovators such as energy efficiency and clean energy companies; and
•	Are sustainable agriculture companies involved in natural and organic foods

The Fund particularly seeks to invest in fixed-income instruments that provide direct exposure to issuers and/or individual projects that reflect positive social or environmental impact.

The Fund will avoid investing in securities where the use of proceeds is primarily used for:
•	Fossil fuel extraction, processing, or refining;
•	Fossil fuel fired power generation and companies with carbon reserves;
•	Producers of genetically modified organisms (“GMOs”);
•	Civilian firearms and military weapons;
•	Nuclear power; or
•	Companies that derive revenues from tobacco.

If one consideration is a concern, it does not automatically exclude an issuer from potential investment, and the ESG evaluation process will evaluate all risks and opportunities in an industry.  Investing on the basis of ESG criteria is qualitative and subjective by nature, and there can be no assurance that the process utilized by the Fund’s vendors or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

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Credit Risk.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities.  Generally, investment risk and price volatility increase as a security’s credit rating declines.  The financial condition of an issuer of a fixed income security held by the Fund may cause it to default or become unable to pay interest or principal due on the security.

•
Debt/Fixed Income Securities Risk.  An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities.  Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

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Derivatives Risk.  The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.  Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract.  In the event the counterparty to such a derivative instrument becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument.

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Environmental, Social and Governance Policy Risk. The risk that because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

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Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments, accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject, limited information about foreign companies, less liquidity in foreign markets and less protection to the shareholders in foreign markets.

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Interest Rate Risk.  An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund may invest. Interest rates currently are at, or near, historic lows, and may increase, with potentially sudden and unpredictable effects on the markets and the Fund’s investments.

•
Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

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Liquidity Risk.  Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like.  As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities.  There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

•	Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

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Market Risk. The portfolio securities held by the Fund are susceptible to general market fluctuations and to volatile increases and decreases in value.  The securities markets may experience declines and the portfolio holdings in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

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Mortgage- and Asset-Backed Securities Risk.  The Fund may invest in mortgage- and asset-backed securities, which represent “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  In a period of rising interest rates, these securities may exhibit additional volatility.

•	Municipal Securities Risk. Adverse economic or political factors in the municipal bond market, including changes in the tax law, could impact the Fund in a negative manner.

•	New Fund Risk. The Fund is new with a limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

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Non-Investment Grade (Junk Bond) Securities Risk.  Below investment grade debt securities (also known as “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.  The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

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Portfolio Turnover Risk.  High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Higher portfolio turnover also may result in higher taxes when Fund shares are held in a taxable account.

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Prepayment/Extension Risk.  Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return.  Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline.

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Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

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Rating Agencies Risk.  Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant.  A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests.  The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

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To Be Announced (“TBA”) Transactions Risk.  The Fund may enter into TBA transactions to purchase mortgage-related securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date or if the counterparty does not deliver the securities as promised.

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U.S. Government Securities Risk.  Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

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Valuation Risk.  The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Adviser may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.  The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance Information
Performance information for the Fund is not included because the Fund did not have one full calendar year of performance prior to the date of this Prospectus.  Performance information will be available in the Prospectus once the Fund has at least one calendar year of performance. Updated performance information is available online at www.brownadvisoryfunds.com or by calling 800-540-6807 (toll free) or 414-203-9064.

Management
Investment Adviser	Portfolio Manager
Brown Advisory LLC	Thomas D.D. Graff, CFA, has served as a portfolio manager of the Fund since its inception in 2017. Amy Hauter has served as associate portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisoryfunds.com.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$1,000,000	$100
Investor Shares
– Standard Accounts	$100	$100
– Traditional and Roth IRA Accounts	$100	N/A
– Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
– Standard Accounts	$100	$100
– Traditional and Roth IRA Accounts	$100	N/A
– Accounts with Systematic Investment Plans	$100	$100
– Qualified Retirement Plans	N/A	N/A

The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.